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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 30, 1998
                                                         ----------------



                           CINEMASTAR LUXURY THEATERS, INC.
           ----------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)



          California              0-25252                 33-0451054
   ---------------------------  ------------          ------------------
  (State or Other Jurisdiction  (Commission             (IRS Employer
      of incorporation)         File Number)          Identification No.

               431 College Boulevard, Oceanside, California 92057-5435
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             (Address of Principal Executive Offices, including Zip Code)

          Registrant's telephone number, including area code (760) 630-2011
                                                             --------------

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ITEM 5.   OTHER EVENTS.

On March 30, 1998, the Registrant issued the press release attached hereto as
Exhibit 99 announcing its new management team. The information contained in this press release is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99        Press Release of Registrant dated March 30, 1998


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CINEMASTAR LUXURY THEATERS, INC.


Dated:  March 30, 1998             By:      /s/ James J. Villanueva
                                           ----------------------------
                                           James J. Villanueva
                                           Executive Vice President


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                                    EXHIBIT INDEX


  Exhibit #                          Item
------------        --------------------------------------------------------
     99              Press Release of Registrant dated March 30, 1998